Visteon Citi Global Technology Conference September 2017 Markus Schupfner Chief Technology Officer Exhibit 99.1

Forward-looking Information This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-looking statements, including, but not limited to: conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest; our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated; our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms; our ability to satisfy pension and other post-employment benefit obligations; our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis; general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-employment benefit obligations; increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016). Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins, re-wins and backlog do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Visteon Today and Shareholder Value Creation A global leader in automotive cockpit electronics and software Long-Term Total Shareholder Return (12/31/13 – 08/31/17) Visteon 239% S&P 500 144% Peer Group (1) 136% (1) Peer group includes average returns of Autoliv, Continental, Delphi and Gentex. Manufacturing locations 22 10,000 Employees 18 Countries Technical centers 18 $3.1B Annual sales (Electronics) Company headquarters Van Buren Township, Michigan, United States Dec - 13 May - 15 June - 16 Aug - 17 Visteon Corporation proprietary – Citi 2017 Global Technology Conference

Only Pure-Play in Automotive Cockpit Electronics Only auto supplier with exclusive focus on fastest growing segment of auto electronics Source: IHS Markit. * Represents global production volumes from 2016-2021 Revenue Growth (CAGR) : 2015-2022 Visteon vs. Peers – Revenue Growth (CAGR) : 2016-2025 Cockpit electronics is the fastest-growing segment Visteon is the only pure-play cockpit electronics company in the automotive industry Source: UBS Autos Global Megatrends. * Visteon Corporation proprietary – Citi 2017 Global Technology Conference CAGR (%)

Industry-Leading Cockpit Electronics Product Portfolio

Visteon

Visteon Products

- Instrument Clusters
- Displays
- Head-Up Displays
- Telematics
- SmartCore™ Domain Controller
- Phoenix™ Infotainment
- DriveCore™ Autonomous Driving Computer

Visteon Technologies

- Computer Vision
- Cloud
- V2X
- Artificial Intelligence
- Augmented Reality
- Driver Monitoring
- Cyber Security

Top 5

Connected car Tier 1 supplier[1]

#2

Automotive display systems[2]
Center stack displays and
Instrument cluster displays

#3

Head-Up displays[2]

(1) ABI Research.
(2) IHS Markit.

Complete product and technology portfolio with a strong market position

5

Visteon Corporation proprietary – Citi 2017 Global Technology Conference

Digitization of Instrument Clusters

Instrument Cluster Market Trends



94.8M
Units
103.2M
Units
CAGR
All
Digital
5%
11%
26%
Hybrid
55%
63%
6%
Analog
40%
26%
-9%
2017
2021

- All-digital is fastest-growing segment of clusters
- All-digital clusters expanding from luxury to mass market vehicles
- Hybrid clusters with larger displays growing fastest within the product segment

Visteon 2017 1H Instrument Cluster NBWs



$1.8B
All
Digital
57%
Hybrid
42%
Analog
1%
2017 1H

- Instrument clusters make up $1.8B out of $3.1B in 1H NBWs
- 99% incorporate digital displays and more than half are all-digital
- Digitization of clusters supports domain controller trend

Source: IHS global production forecast March 2017

Visteon leading industry transition toward digital clusters

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Visteon Corporation proprietary – Citi 2017 Global Technology Conference

High Growth in Display Audio and Infotainment Segment

Visteon

Audio/Infotainment Market Trends



94.8M Units
103.2M Units
CAGR
Embedded Infotainment
Display Audio
Audio
31%
11%
58%
38%
29%
33%
7%
29%
-11%
2017
2021

- Display Audio with CarPlay and Android Auto is fastest-growing segment
- HTML5 and Android expected to be key technologies for Embedded Infotainment
- Audio systems remain relevant in emerging markets

Visteon 2017 1H Audio/Infotainment NBWs



$1.0B
Embedded Infotainment
Display Audio
Audio
43%
36%
21%
2017 1H

- Audio/Infotainment wins represent $1B of $3.1B in 1H NBWs
- Majority of wins are in Embedded or Display Audio segments
- Acquisition of AllGo Systems positions Visteon well in Display Audio
- Active customer engagements for Phoenix™ infotainment solution

Source: IHS global production forecast March 2017

Winning in faster-growing Infotainment product segments

7

Visteon Corporation proprietary – Citi 2017 Global Technology Conference

Visteon Future Direction

Visteon



Visteon Technologies
Augmented Reality
Driver Monitoring
V2X
Cloud
Cyber Security
Computer Vision
Artificial Intelligence
Visteon Products
SmartCore™ Cockpit Domain Controller
Head-Up Displays
Instrument Clusters
Displays
Phoenix™ Infotainment
DriveCore™ Autonomous Driving Computer
Cockpit Domain Controller
Autonomous Driving Computer
Sensors
Sensors
Sensors

Leader in centralized computing technology

8

Visteon Corporation proprietary – Citi 2017 Global Technology Conference

Growing Customer Engagements with New Offerings Delivering next generation operating systems for cockpit and autonomous driving Drives ECU consolidation and reduces cost to automakers First Tier 1 to deliver solution launching in early 2018 Four automaker customers adopting this technology Autonomous Driving Computer Cockpit Domain Controller Centralized failsafe, secured and scalable computation Open for algorithm developers Easy integration in vehicle Visteon Corporation proprietary – Citi 2017 Global Technology Conference

SmartCore™ Roadmap

The Most Advanced Cockpit Domain Controller Technology

Visteon

smartcore

Gen 1

Instrument cluster, radio, navigation, smartphone integration

Virtualization

4 Domains + SW Virtualization of GPU

2014

OEM Launches 2018+

Gen 2

V2X, HUD, driver monitoring, Phoenix™, instrument cluster, radio, navigation, smartphone integration, Android O Integration

Virtualization

4 Domains + full HW Virtualization

2017

OEM Launches 2020+

Gen 3

New features

Scalable HW architecture including Multi-SoC Architecture, V2X, surround view, HUD, augmented reality, driver monitoring, Android P & Phoenix™, instrument cluster, radio, navigation, smart assistance integrated, AI and cloud connectivity services

Virtualization

8 Domains + full HW Virtualization + Dynamic Scheduling + ASIL Certification

2019

...

...

- Scalable solution with Visteon hypervisor and software framework
- Higher levels of domain and feature integration in Gen 2 solution
- Three OEM customer awards across Gen 1 and Gen 2

10

Visteon Corporation proprietary – Citi 2017 Global Technology Conference

DriveCore™ Technology

Visteon

Open for algorithm developers	Easy integration in vehicle	Failsafe and secure centralized computation

drivecore

Studio



Runtime


API's
Framework
Comm

Compute



Enables easy, controlled and secured algorithm development for autonomous driving computation

11

Visteon Corporation proprietary – Citi 2017 Global Technology Conference

Our Technology Roadmap 2015 Launched domain controller for cockpit 2017 Launch next-generation infotainment 2018 Launch autonomous driving domain controller platform Visteon Corporation proprietary – Citi 2017 Global Technology Conference 2019 Launch next gen for cockpit and autonomous driving

Appendix Citi Global Technology Conference

Use of Non-GAAP Financial Information Because not all companies use identical calculations, adjusted EBITDA, free cash flow and adjusted free cash flow used throughout this presentation may not be comparable to other similarly titled measures of other companies. In order to provide the forward-looking non-GAAP financial measures for full-year 2016 and 2017, the Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides. The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.

Full-Year 2017 Guidance (Electronics Product Group) FY 2016 Actual FY 2017 Guidance Sales $3.107B $3.1 - 3.2B Adjusted EBITDA $346M 11.1% $355 - 370M ~11.5% Adjusted free cash flow $167M $165 - 180M

2017 Guidance Reconciliation Adjusted EBITDA (Electronics Product Group)

2017 Guidance Reconciliation (cont’d) Free Cash Flow and Adjusted Free Cash Flow (Electronics Product Group) (1) (1) Excludes $81 million of legacy-related cash outflows. (1)